Exhibit 10.1

WRITTEN CONSENT
IN LIEU OF A SPECIAL MEETING
OF THE MAJORITY OF THE BOARD OF DIRECTORS
OF EXMOVERE HOLDINGS, INC.
(REMOVAL OF OFFICER/DIRECTOR)

In lieu of a special meeting of the board of directors of Exmovere Holdings, Inc. (the “Company”), the undersigned, representing a majority of the board of directors of the Company (the “Board of Directors”) take the following actions by written consent pursuant to the authority of the Nevada Business Corporation Act (Chapter 78 of the Nevada Revised Statues §78.315(2)), in accordance with the Company bylaws, and such actions shall have the same force and effect as if a meeting were duly called and held.

1.    REMOVAL OF CHEYENNE CROW AS CHIEF OPERATING OFFICER AND DIRECTOR OF THE COMPANY WITH RETROACTIVE EFFECT

WHEREAS, based on certain information and belief, the Board of Directors believes that Mr. Cheyenne Crow, Chief Operating Officer (“COO”) of the Company did abandon his duties as COO and a member of the Board of Directors beginning as early as January 13, 2011;

WHEREAS, the Board of Directors believes it is in the best interest of the Company and necessary to limit the Company’s liability as to the actions or activities of Mr. Crow as of January 13, 2011, to remove Mr. Cheyenne Crow as COO and a Director of the Company with retroactive effect to January 13, 2011;

WHEREAS, the Board of Directors proposes and recommends that the following resolutions be adopted:

NOW, THEREFORE IT BE RESOLVED, on motion duly made and seconded, that the Board of Directors does hereby remove Mr. Cheyenne Crow as COO for the Company with retroactive effect as of January 13, 2011.

RESOLVED FURTHER, on motion duly made and seconded, that the Board of Directors does hereby remove Mr. Cheyenne Crow as a Director of the Company with retroactive effect as of January 13, 2011.

IN WITNESS WHEREOF, we each of us have executed this Written Consent in Lieu of a Special Meeting, which may be signed in one or more counterparts, each of which when taken together shall constitute one and the same instrument effective on the date first executed below.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE TO FOLLOW]

WRITTEN CONSENT
IN LIEU OF A SPECIAL MEETING
OF THE MAJORITY OF THE BOARD OF DIRECTORS
OF EXMOVERE HOLDINGS, INC.
(REMOVAL OF OFFICER/DIRECTOR)

SIGNATURE PAGE

David Bychkov	Date: April 8, 2011

Joseph Batty	Date: April 9, 2011

Robert Doornick	Date: April 9, 2011

Robert Kinssies	Date: April 8, 2011